SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 6, 2013

LEAP WIRELESS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34865	33-0811062
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5887 Copley Drive

San Diego, California 92111

(Address of Principal Executive Offices)

(858) 882-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of Restated ESPP

As indicated in Item 5.07 below, at the 2013 Annual Meeting of Stockholders (the “2013 Annual Meeting”) of Leap Wireless International, Inc. (the “Company”) held on June 6, 2013, the Company’s stockholders approved The Leap Wireless International, Inc. Amended and Restated Employee Stock Purchase Plan (the “Restated ESPP”). The Company’s Board of Directors approved the Restated ESPP on December 21, 2012, subject to stockholder approval.

The primary changes in the Restated ESPP from the prior plan were: (i) an increase in the number of shares of the Company’s common stock relating to options under the Restated ESPP by 400,000 shares to 1,200,000 shares; and (ii) an increase in the maximum number of shares of the Company’s common stock that may be acquired by any participant during any single offering period from 250 to 1,000 shares.

For a description of the Restated ESPP, please see “Proposal 3” in the Company’s definitive proxy statement for its 2013 Annual Meeting, filed with the Securities and Exchange Commission on April 30, 2013 (the “2013 Proxy Statement”), which is incorporated herein by reference. The full text of the Restated ESPP is attached as Appendix B to the 2013 Proxy Statement.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company’s 2013 Annual Meeting was held on June 6, 2013. At the meeting, stockholders voted on the following four proposals:

1.	to elect the Company’s nine director nominees (“Proposal 1”);

2.	to approve, on an advisory basis, named executive officer compensation (“Proposal 2”);

3.	to approve the Restated ESPP (“Proposal 3”); and

4.	to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013 (“Proposal 4”).

A final voting report was produced by a representative of Computershare, serving as Inspector of Elections for the 2013 Annual Meeting, certifying the following results:

Proposal 1 – Election of Directors

The Company’s stockholders elected each of the Company’s nine nominees to serve as directors:

	For	Withheld
John D. Harkey, Jr.	46,005,353	15,844,641
S. Douglas Hutcheson	61,239,455	610,539
Ronald J. Kramer	61,553,273	296,721
Robert V. LaPenta	61,048,592	801,402
Mark A. Leavitt	49,491,142	12,358,852
Mark H. Rachesky, M.D.	57,808,722	4,041,272
Richard R. Roscitt	61,560,321	289,673
Robert E. Switz	61,371,888	478,106
Michael B. Targoff	60,991,205	858,789

Proposal 2 – Advisory Vote on Executive Compensation

The Company’s stockholders approved, on an advisory basis, the Company’s 2012 named executive officer compensation:

For	Against	Abstain
61,256,377	468,743	124,874

Proposal 3 – Approval of Restated ESPP

The Company’s stockholders approved the Restated ESPP:

For	Against	Abstain
61,529,974	194,240	125,780

Proposal 4 – Ratification of Independent Auditors

The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013:

For	Against	Abstain
73,006,097	449,644	37,417

There were 11,643,164 broker non-votes with respect to Proposals 1 through 3.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEAP WIRELESS INTERNATIONAL, INC.

Date: June 11, 2013

	By:	/s/ Robert J. Irving, Jr.
Robert J. Irving, Jr.
Chief Legal and Administrative Officer